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                              POWER OF ATTORNEY

      Know All Men By These Presents, that each person whose signature appears below constitutes and appoints Harold A. Wagner or Arnold H. Kaplan or James
H. Agger, acting severally, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Form 10-K Annual Report for the fiscal year ended September 30, 1995 and all amendments thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed below by the following persons in the capacities and on the dates indicated.

     Signature                       Title                         Date

   /s/ Harold A. Wagner     Director and Chairman of the     November 16, 1995
-------------------------   Board (Principal Executive
       Harold A. Wagner     Officer)

    /s/ Dexter F. Baker     Director                         November 16, 1995
-------------------------
        Dexter F. Baker

    /s/ Tom H. Barrett      Director                         November 16, 1995
-------------------------
        Tom H. Barrett

 /s/ L. Paul Bremer, III    Director                         November 16, 1995
-------------------------
     L. Paul Bremer, III

   /s/ Will M. Caldwell     Director                         November 16, 1995
-------------------------
       Will M. Caldwell
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     /s/ Robert Cizik           Director                     November 16, 1995
----------------------------
         Robert Cizik

     /s/ Ruth M. Davis          Director                     November 16, 1995
----------------------------
         Ruth M. Davis

 /s/ Terry R. Lautenbach        Director                     November 16, 1995
----------------------------
     Terry R. Lautenbach

/s/ Rudolphus F. M. Lubbers     Director                     November 16, 1995
----------------------------
    Rudolphus F. M. Lubbers

      /s/ Judith Rodin          Director                     November 16, 1995
----------------------------
          Judith Rodin

      /s/ Takeo Shiina          Director                     November 16, 1995
--------------------------
          Takeo Shiina

  /s/ Lawrason D. Thomas        Director                     November 16, 1995
--------------------------
      Lawrason D. Thomas